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                                ESCROW AGREEMENT

     ESCROW AGREEMENT, dated as of June __, 1998, among Family Golf Centers, Inc., a Delaware corporation with executive offices at 225 Broadhollow Road, Melville, New York 11747 (the "Company"), Golden Bear Golf, Inc, a Florida corporation ("Parent"), and United States Trust Company of New York, incorporated under the laws of the United States of America (the "Escrow Agent").

                               W I T N E S E T H:

     WHEREAS, the Company and Parent have entered into a Stock Purchase Agreement, dated as of June 16, 1998 (the "Agreement"), pursuant to which Parent is selling GBGC, Inc. ("GBGC"), its wholly-owned subsidiary, to the Company for cash;

     WHEREAS, pursuant to Section 1.1 of the Agreement $1.6 million of the purchase price is required to be placed into an escrow account (the "Escrow Account") to be maintained by the Escrow Agent against any claims for indemnity or purchase price adjustments under the Agreement; and

     WHEREAS, this is the Escrow Agreement referred to in Section 1.1 of the Agreement. Capitalized terms used in this Escrow Agreement and not otherwise defined herein shall have the respective meanings given to them in the Agreement.


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         NOW, THEREFORE, it is agreed as follows:

I.       ESCROW.

         SECTION 1.01 APPOINTMENT OF ESCROW AGENT. The parties hereto hereby appoint the Escrow Agent, and the Escrow Agent hereby agrees to serve, as Escrow Agent in accordance with, and pursuant to, this Agreement.

         SECTION 1.02 OPERATION OF ESCROW ACCOUNT. The parties hereto agree that, subject to Section 1.03 hereof, the Escrow Account shall operate as follows:

               (a) At the Closing Date (as defined in the Agreement), the Company shall deposit, in accordance with the Agreement, into the Escrow Account $1.6 million (together with any interest or other income therein, the "Escrowed Property"), pursuant to the Agreement.

               (b) At any time following the Closing Date and for a period of 9 months thereafter, the Company shall be entitled to give a notice to the Escrow Agent, signed by its President or any Vice President (with a copy to Parent), to the effect that there has been an event entitling the Company to indemnification or a purchase price adjustment pursuant to the Agreement, which notice shall specify the amounts owed pursuant to the Agreement, the calculation of such amounts and, in reasonable detail, the basis therefor.

               (c) Twenty days after the Escrow Agent has received a notice pursuant to Section 1.02(b) (or, if not a business day, on the next business day following such twentieth day) it shall deliver to the Company the Escrowed Property in the amounts specified in such notice unless Parent shall have notified the Escrow Agent (with a copy to the Company) in writing before such date that it disagrees with the Company determination that it is entitled to indemnification or a purchase price adjustment, which notice shall set forth in reasonable detail the basis for such disagreement (an

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"Objection Notice"). Upon the receipt of an Objection Notice within such twenty-day period, the dispute resulting therefrom shall be referred immediately to an arbitrator (the "Arbitrator") selected by the American Arbitration Association for arbitration at the main offices of the American Arbitration Association in New York, New York, in accordance with the Commercial Arbitration Rules thereof, and the decision rendered by the Arbitrator shall be binding on the parties hereto and may be entered in any court having jurisdiction thereof. The Arbitrator shall make a final written determination as to such dispute within 20 days after the submission of such dispute to the Arbitrator. The compensation and expenses of the Arbitrator shall be borne equally by the parties. In the event the Arbitrator finds against the Company, this Agreement shall continue in full force and effect and the Company shall not be precluded from delivering a further notice with respect to matters not covered by the previous arbitration.

               (d) Should any dispute arise with respect to the delivery, ownership, or right of possession of the Escrowed Property, the Escrow Agent is authorized and directed to retain in its possession without liability to anyone all or any part of the Escrowed Property until such dispute shall have been settled either by mutual agreement by the parties concerned or by a final order, decree, or judgment of the Arbitrator or a court of competent jurisdiction in the United States of America and time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings, and may, in its discretion, deposit such Escrowed Property with a court of competent jurisdiction in the United States of America which is hearing such dispute.


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         SECTION 1.03 DISTRIBUTION OF ESCROWED PROPERTY. Unless a notice under
Section 1.02(b) has been given and Escrowed Property in satisfaction of such notice has not been delivered to the Company, either because the 20-day period has not yet run out or because a dispute relating to the claim made by such notice is then pending, the balance of the Escrowed Property not subject to any dispute (if any) shall be delivered to the Parent, on March 16, 1999 (9 months after the Closing Date), and thereafter any Escrowed Property remaining after resolution of any dispute, pursuant to Section 1.02, will be delivered to the Parent.

         SECTION 1.04 TERMINATION OF ESCROW ACCOUNT. This Escrow Agreement and the Escrow Account will terminate at 5:00 P.M., New York City local time, on the date on which all of the Escrowed Property shall be distributed as set forth above.

         SECTION 1.05 INVESTMENT. The Escrow Agent shall invest the Escrowed Property in a manner to be mutually agreed upon by the parties, provided, however, that if the parties do not so agree within five (5) business days of the Closing Date, the Escrow Agent shall invest the Escrowed Property in the Excelsior Government Money Fund. Without limiting the provisions of paragraph IV(c) hereof, the Escrow Agent shall in no event be liable in connection with its investment or reinvestment of any Escrowed Property, in accordance with the terms hereof, other than any liability incident to any delays resulting from the Escrow Agent's gross negligence, willful misconduct or breach of the Escrow Agreement or any loss of interest incident to any such delays.

         SECTION 1.06 INTEREST. All interest or other income on the Escrowed Property shall become Escrowed Property.

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II.      DEPOSIT OF ESCROWED PROPERTY.

         SECTION 2.01 DEPOSIT OF ESCROWED PROPERTY. At the Closing Date, the Company shall, as set forth in Section 1.02, deposit with the Escrow Agent $1.6 million.

III.     NOTICES.

         Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be (a) delivered by hand, (b) sent by certified mail return receipt requested, with proper postage prepaid, or (c) sent by over-night delivery or (d) sent by facsimile (with confirmation or receipt) and addressed as follows:

         If to Parent to:

         Family Golf Centers, Inc.
         225 Broadhollow Road
         Melville, New York 11747
         Tel: (516) 694-1666
         Fax: (516) 694-0918


         with a copy to:

         Squadron, Ellenoff, Plesent & Sheinfeld, LLP
         551 Fifth Avenue
         New York, New York  10176
         Attention: Kenneth R. Koch, Esq.
         Tel: (212)-661-6500
         Fax: (212)-697-6686

         If to Parent to:
         Golden Bear Golf, Inc.
         11780 U.S. Highway One
         North Palm Beach, Florida
         Attention: Richard P. Bellinger
         Tel: (561) 626-3900
         Fax: (561) 626-5335



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         with a copy to:

         Stearns, Weaver, Miller, Weissler, Alhadeff & Sitterson
         Museum Tower, Suite 2400
         150 West Flagler Street
         Miami, Florida 33130
         Attention: Steven D. Rubin, Esq.
         Tel: (305) 789-3200
         Fax: (305) 789-3395

         If to the Escrow Agent, to:

         United States Trust Company of New York
         114 West 47th Street
         New York, New York 10036
         Attention: John Guiliano
         Tel: (212) 852-1613
         Fax: (212) 852-1626
         ---------------------
         ---------------------
or to such other address as the person to whom notice is to be given may have previously furnished to the others in the above-referenced manner. Except as otherwise provided herein, no notice or communication shall be effective until received or refused.

IV.      CONCERNING THE ESCROW AGENT.

         To induce the Escrow Agent to act hereunder, it is further agreed by the Company and Parent that:

               (a) The Escrow Agent shall not be required to invest any funds held hereunder except as directed in this Escrow Agreement.

               (b) This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read

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into this Escrow Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

               (c) The Escrow Agent shall not be liable, except for its own gross negligence, willful misconduct or breach of any representations, warranties or covenants contained in this Agreement, and, except with respect to claims based upon such gross negligence, willful misconduct or breach that are successfully asserted against the Escrow Agent, the other parties hereto shall jointly and severally indemnify and hold harmless the Escrow Agent (and any successor Escrow Agent) from and against any and all losses, liabilities, claims, actions, damages, and expenses, including reasonable attorneys' fees and disbursements, arising out of, and in connection with, this Escrow Agreement. The Escrow Agent shall have a lien of the amount of any such expense or loss on the Escrowed Property held by it hereunder and shall be entitled to reimburse itself from such Escrowed Property for the amount of any such expense or loss agreed upon by the parties or pursuant to a court order. This paragraph
(c) and paragraphs (f) and (e) of this Article IV shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

               (d) The Escrow Agent shall be entitled to rely upon any order, judgment, certification, demand, notice, instrument, or other writing delivered to it hereunder without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity of the service thereof. The Escrow Agent may act in reliance upon any instrument or signature believed by it in good faith to be genuine and may assume, if in good faith, that any person purporting to give notice or receipt or advice or make any statement or execute any document in connection with the provisions hereof has been duly authorized to do so.

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               (e)      The Escrow Agent may act pursuant to the advice of
counsel with respect to any matter relating to this Escrow Agreement and shall not be liable for any action taken or omitted in good faith and in accordance with such advice.

               (f) The Escrow Agent does not have any interest in the Escrowed Property deposited hereunder, but is serving as escrow holder only. Any payments of income from the Escrow Account shall be subject to withholding regulations then in force with respect to applicable United States or other taxes.

               (g) The Escrow Agent makes no representation as to the validity, value, genuineness, or the collectibility of any security or other documents or instrument held by, or delivered to, it.

               (h) The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

               (i) The Escrow Agent (and any successor escrow agent) at any time may be discharged from its duties and obligations hereunder by the delivery to it of notice of termination signed by Parent and the Company or at any time may resign by giving five (5) days written notice to such effect to Parent and the Company. Upon any such termination or resignation, the Escrow Agent shall deliver the Escrowed Property to any successor escrow agent jointly designated by the other parties hereto in writing, or to any court of competent jurisdiction if no such successor escrow agent is agreed upon, whereupon the Escrow Agent shall be discharged of and from any and all further obligations arising in connection with this Escrow Agreement. The termination or resignation of the Escrow Agent shall take effect on the earlier of (A) the appointment of a successor

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(including a court of competent jurisdiction) or (B) the Escrow Agent's delivery of the Escrowed Property to a court of competent jurisdiction in accordance with paragraph (i) of this Article IV.

               (j) The Escrow Agent shall deliver to the parties monthly statements of the balance in the Escrow Accounts and the amount subject to claims.

               (k) In the event of any disagreement among or between the other parties hereto resulting in adverse claims or demands being made in connection with the Escrowed Property, or in the event that the Escrow Agent in good faith is in doubt as to what action it should take hereunder, the Escrow Agent shall be entitled to retain the Escrowed Property until the Escrow Agent shall have received (A) a final and non-appealable order of the Arbitrator or a court of competent jurisdiction directing delivery of the Escrowed Property or
(B) a written agreement executed by the other parties hereto directing delivery of the Escrowed Property, in which event the Escrow Agent shall disburse the Escrowed Property in accordance with such order or agreement. The Escrow Agent shall act on such court order and legal opinions without further question.

               (l) As consideration for its agreement to act as Escrow Agent as herein described, the Parent and the Company shall each pay the Escrow Agent 50% of the fees determined in accordance with the terms set forth on Exhibit A hereto (and made a part of this Escrow Agreement as if herein set forth). In addition, Parent and the Company each agree to reimburse the Escrow Agent for 50% of all reasonable expenses, disbursements, and advances incurred or made by the Escrow Agent in performance of its duties hereunder (including reasonable fees, expenses, and disbursements of its counsel).

               (m) No publicly distributed material or other matter in any language (including, without limitation, notices and reports) which mentions the Escrow Agent's name or the rights,

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powers, or duties of the Escrow Agent shall be issued by the other parties hereto or on such parties' behalf unless the Escrow Agent shall first have given its specific written consent thereto.

 V.  MISCELLANEOUS.

         SECTION 5.01 BINDING EFFECT. This Escrow Agreement shall be binding upon, and inure solely to the benefit of, the parties hereto and their respective successors and assigns, heirs, administrators, and representatives, and shall not be enforceable by, or inure to the benefit of, any other third party, except as provided in paragraph (i) of Article IV with respect to the termination of, or resignation by, the Escrow Agent. No party may assign any of its rights or obligations under this Agreement without the written consent of the other parties which consent shall not be unreasonably withheld.

         SECTION 5.02 CHOICE OF LAW. This Agreement shall be construed in accordance with, and governed by, the internal law of the State of New York (without reference to its rules as to conflicts of law).

         SECTION 5.03 MODIFICATION. This Agreement may only be modified by a writing signed by all of the parties hereto.

         SECTION 5.04 HEADINGS. The section headings herein are for convenience only and shall not affect the construction thereof. Unless otherwise indicated, references to Sections and Articles are to Sections and Articles, respectively, contained herein.

         SECTION 5.05 COUNTERPARTS. This Agreement may be executed in one or more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that,

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although executed in counterparts, the executed signature pages of each such counterpart may be affixed to a single copy of this Agreement which shall constitute an original.


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         IN WITNESS WHEREOF, the parties hereto have caused this Escrow
Agreement to be executed as of the day and year first above written.

                                          FAMILY GOLF CENTERS, INC.


                                          BY:
                                             ----------------------------------
                                                   NAME:
                                                   TITLE:


                                          GOLDEN BEAR GOLF, INC.


                                          BY:
                                             ----------------------------------
                                                   NAME:
                                                   TITLE:


                                          UNITED STATES TRUST COMPANY OF
                                          NEW YORK


                                          BY:
                                             ----------------------------------
                                                   NAME:
                                                   TITLE:


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                                   EXHIBIT A


                               ESCROW AGENT FEES:

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